UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 08, 2025

Lindsay Corporation

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-13419	47-0554096
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18135 Burke Street Suite 100
Omaha, Nebraska		68022
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (402) 829-6800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LNN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective January 9, 2025, Ibrahim Gokcen resigned from the Board of Directors of Lindsay Corporation (the “Company”) due to a change in his primary employment. Mr. Gokcen also resigned as a member of the Company’s Audit Committee and Corporate Governance & Nominating Committee. Mr. Gokcen’s decision to resign was not the result of any disagreement with the Company.

The Board of Directors of the Company also approved a reduction in the size of the Board of Directors from eight to seven, effective immediately.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 8, 2025, the Company held its annual meeting of stockholders (the “Fiscal 2025 Annual Meeting”). A total of 9,679,862 shares of the Company’s common stock, or 89.2% of the 10,856,112 shares entitled to vote, were represented in person or by proxy at the Fiscal 2025 Annual Meeting.

The final results for each of the matters submitted to a stockholder vote at the Fiscal 2025 Annual Meeting are set forth below.

1.
The stockholders elected three directors with terms expiring at the fiscal 2028 annual meeting of stockholders, based on the following voting results:

	Votes For	Votes Withheld	Broker Non-Votes
Election of Directors
Pablo Di Si	9,004,657	288,617	386,588
Mary A. Lindsey	8,610,654	682,620	386,588
Consuelo E. Madere	7,402,977	1,890,297	386,588

2.
The stockholders approved the Lindsay Corporation 2025 Long-Term Incentive Plan, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non‑Votes
Approval of Lindsay Corporation 2025 Long-Term Incentive Plan	8,690,392	504,579	98,303	386,588

3.
The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2025, based on the following voting results:

	Votes For	Votes Against	Abstentions
Ratification of Independent Registered Public Accounting Firm	9,408,303	269,025	2,534

4.
The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based on the following voting results:

	Votes For	Votes Against	Abstentions	Broker Non‑Votes
Advisory Vote on Executive Compensation	8,704,636	575,784	12,854	386,588

Item 9.01 Financial Statements and Exhibits.

104 Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINDSAY CORPORATION

Date:	January 13, 2025	By:	/s/ Brian L. Ketcham
Brian L. Ketcham, Senior Vice President and Chief Financial Officer